Return to:
Prepared by:
Jack B. Owen, Jr., P.A.
4500 PGA Blvd., Ste. 304-B
Palm Beach Gardens, FL 33418
File # S09-909

NOTE AND MORTGAGE MODIFICATION

THIS AGREEMENT is made this 12th day of October, 2010, by and between **NURMI PROPERTIES, LLC, a Delaware corporation,** as to an undivided 90% interest and **ROBINETTE INVESTMENTS, LLC, a Florida limited liability company**, as to an undivided 10% interest ("Mortgagee") **FLORIDA GAMING CENTERS, INC., a Florida corporation, d/b/a MIAMI JAI-ALAI, d/b/a, W.J.A. REALTY and FLORIDA GAMING CORPORATION, INC., a Delaware corporation and CITY NATIONAL BANK OF FLORIDA, a Florida corporation; f/k/a CITY NATIONAL BANK OF MIAMI, a Florida banking corporation as Trustee under its Land Trust #5003471, dated January 1, 1979, ("Borrower") and CITY NATIONAL BANK OF FLORIDA, a Florida banking corporation; f/k/a CITY NATIONAL BANK OF MIAMI, a Florida banking corporation as Trustee under its Land Trust #5003471 dated January 1, 1979 and FLORIDA GAMING CENTERS, INC., a Florida corporation,** ("Mortgagor")

WITNESSETH:

WHEREAS, Mortgagor executed that certain Mortgage dated **December 11, 2009,** in favor of **NURMI PROPERTIES, LLC and ROBINETTE INVESTMENTS, LLC,** which mortgage was recorded on **December 18, 2009,** in **Official Records Book 27120, Page 2922,** as modified by that certain Note and Mortgage Modification Agreement dated February 5, 2010, recorded March 22, 2010, in Official Records Book 27223, Page 0018, and as modified by that certain Note and Mortgage Modification Agreement dated March 8, 2010 and recorded March 22, 2010, in Official Records Book 27223, Page 0026 and as modified by that certain Note and Mortgage Modification Agreement dated March 25, 2010 and recorded May 7, 2010, in Official Records Book 27276, Page 4846 and as Modified by that certain Note and Mortgage Modification dated April 13, 2010, recorded May 7, 2010 in Official Records Book 27277, Page 0003 and recorded June 22, 2010 in Official Records Book 27327, Page 3458 ("Mortgage"), of the Public Records of **Miami-Dade** County, Florida, encumbering the property legally described as follows:

See the attached Exhibit A

WHEREAS, the Mortgage secured that certain Promissory Note ("Note") from Borrower to **NURMI PROPERTIES, LLC, a Delaware corporation** and **ROBINETTE INVESTMENTS, LLC, a Florida limited liability company** dated **December 11, 2009,** in the original principal sum of **FIVE HUNDRED THOUSAND and NO/100 Dollars ($500,000.00)** as modified and increased to **$650,000.00** on February 5, 2010, **$800,000.00** on March 8, 2010, **$835,000.00** on March 25, 2010,**$910,000.00** on April 13, 2010 and **$985,000.00** on May 28, 2010;

WHEREAS, the Promissory Note, Mortgage, Collateral Assignment of Agreements Affecting Real Estate, Security Agreement, Guaranty and all other collateral and loan documents executed in connection with the Loan are collectively referred to in this Agreement as the "Loan Documents", and

WHEREAS, Borrower has requested an extension to **December 11, 2011**;

NOW, THEREFORE, in consideration of TEN and 00/100 DOLLARS ($10.00) and other valuable consideration, the receipt of which is hereby acknowledged, Mortgagor and Mortgagee hereby agree as follows:

1. Each of the Statements made in the Recitals of this Agreement is true and correct.

2. That the terms, provisions, and covenants of the Note and Mortgage, are hereby modified to extend the Maturity Date to **December 11, 2011**; and

3. Mortgagor certifies that the Loan Documents are in full force and effect and are valid and enforceable obligations and agreements of Mortgagor and in accordance with the terms and provisions thereof, and that there are no existing claims, defenses, and rights of set off that Mortgagor may have against Mortgagee or which may affect the enforceability by the Mortgagee of its security and its rights and remedies under the Note and the Loan Documents.

4. The Borrower and Mortgagor hereby reaffirm the Mortgage and Note as modified herein.

5. Borrower, Mortgagor and Mortgagee agree that the terms set forth in this Mortgage Modification do not represent a novation, and the terms of this Mortgage Modification do not affect the priority of the Mortgage. The Note, Mortgage and the Loan Documents remain fully binding upon and valid and enforceable against Borrower and Mortgagor.

6. All other terms and conditions of the Note and Mortgage shall remain unchanged.

IN WITNESS WHEREOF, Mortgagor has executed this Note and Mortgage Modification.

MORTGAGOR/BORROWER:

CITY NATIONAL BANK OF FLORIDA, a a Florida banking corporation as Trustee under its Land Trust #5003471, dated January 1, 1979

By:________________________
Print Name:__________________
Title:________________________

STATE OF FLORIDA)
COUNTY OF PALM BEACH)

The foregoing instrument was acknowledged before me this ____ day of ____________, 2010 by ________________________, as ____________________ of **CITY NATIONAL BANK OF FLORIDA, a Florida banking corporation as Trustee under its Land Trust #5003471, dated January 1, 1979**, who is personally known to me or who produced ______________________ as identification and who did not take an oath.

WITNESS MY HAND AND OFFICIAL SEAL OF OFFICE.

____
Notary Public
Printed Name: ____________________
Commission Expires: ________________

BORROWER:

FLORIDA GAMING CORPORATION, a Delaware corporation

By [signature] CHM & CEO

W. BENNETT COLLETT, CEO

MORTGAGOR/BORROWER:

FLORIDA GAMING CENTERS, INC., a Florida corporation

By: [signature] CHM & CEO

W. BENNETT COLLETT, CEO

INDIANA

STATE OF ~~FLORIDA~~)

CLARK) ss.:

COUNTY OF ~~PALM BEACH~~)

The foregoing instrument was acknowledged before me this 12th day of October, 2010 by **W. BENNETT COLLETT, as CEO of FLORIDA GAMING CENTERS, INC., a Florida corporation and FLORIDA GAMING CORPORATION, a Delaware corporation,** who is personally known to me or who produced ____________________ as identification and who did not take an oath.

WITNESS ~~MY~~ HAND ~~AND OFFICIAL~~ SEAL OF OFFICE.

[signature]

Notary Public

Printed Name: KIMBERLY THARP

Commission Expires: 3/25/2017

NOTARY PUBLIC SEAL STATE OF INDIANA

KIMBERLY THARP
Clark County
My Commission Expires
March 25, 2017

F:\WORDDOC\Mae\Closing Docs\SLC Files\S09-909\Sixth Modification\Modification Agreement.DOC

Return to:
Prepared by:
Jack B. Owen, Jr., P.A.
4500 PGA Blvd., Ste. 304-B
Palm Beach Gardens, FL 33418
File # S09-909

NOTE AND MORTGAGE MODIFICATION

THIS AGREEMENT is made this 12th day of October, 2010, by and between **NURMI PROPERTIES, LLC, a Delaware corporation,** as to an undivided 90% interest and **ROBINETTE INVESTMENTS, LLC, a Florida limited liability company,** as to an undivided 10% interest ("Mortgagee") **FLORIDA GAMING CENTERS, INC., a Florida corporation, d/b/a MIAMI JAI-ALAI, d/b/a, W.J.A. REALTY and FLORIDA GAMING CORPORATION, INC., a Delaware corporation and CITY NATIONAL BANK OF FLORIDA, a Florida corporation; f/k/a CITY NATIONAL BANK OF MIAMI, a Florida banking corporation as Trustee under its Land Trust #5003471, dated January 1, 1979, ("Borrower") and CITY NATIONAL BANK OF FLORIDA, a Florida banking corporation; f/k/a CITY NATIONAL BANK OF MIAMI, a Florida banking corporation as Trustee under its Land Trust #5003471 dated January 1, 1979 and FLORIDA GAMING CENTERS, INC., a Florida corporation,** ("Mortgagor")

WITNESSETH:

WHEREAS, Mortgagor executed that certain Mortgage dated **December 11, 2009,** in favor of **NURMI PROPERTIES, LLC and ROBINETTE INVESTMENTS, LLC,** which mortgage was recorded on **December 18, 2009,** in **Official Records Book 27120, Page 2922,** as modified by that certain Note and Mortgage Modification Agreement dated February 5, 2010, recorded March 22, 2010, in Official Records Book 27223, Page 0018, and as modified by that certain Note and Mortgage Modification Agreement dated March 8, 2010 and recorded March 22, 2010, in Official Records Book 27223, Page 0026 and as modified by that certain Note and Mortgage Modification Agreement dated March 25, 2010 and recorded May 7, 2010, in Official Records Book 27276, Page 4846 and as Modified by that certain Note and Mortgage Modification dated April 13, 2010, recorded May 7, 2010 in Official Records Book 27277, Page 0003 and recorded June 22, 2010 in Official Records Book 27327, Page 3458 ("Mortgage"), of the Public Records of **Miami-Dade** County, Florida, encumbering the property legally described as follows:

See the attached Exhibit A

WHEREAS, the Mortgage secured that certain Promissory Note ("Note") from Borrower to **NURMI PROPERTIES, LLC, a Delaware corporation** and **ROBINETTE INVESTMENTS, LLC, a Florida limited liability company** dated **December 11, 2009,** in the original principal sum of **FIVE HUNDRED THOUSAND and NO/100 Dollars ($500,000.00)** as modified and increased to **$650,000.00** on February 5, 2010, **$800,000.00** on March 8, 2010, **$835,000.00** on March 25, 2010,**$910,000.00** on April 13, 2010 and **$985,000.00** on May 28, 2010;

WHEREAS, the Promissory Note, Mortgage, Collateral Assignment of Agreements Affecting Real Estate, Security Agreement, Guaranty and all other collateral and loan documents executed in connection with the Loan are collectively referred to in this Agreement as the "Loan Documents", and

WHEREAS, Borrower has requested an extension to **December 11, 2011;**

NOW, THEREFORE, in consideration of TEN and 00/100 DOLLARS ($10.00) and other valuable consideration, the receipt of which is hereby acknowledged, Mortgagor and Mortgagee hereby agree as follows:

1. Each of the Statements made in the Recitals of this Agreement is true and correct.

2. That the terms, provisions, and covenants of the Note and Mortgage, are hereby modified to extend the Maturity Date to **December 11, 2011**; and

3. Mortgagor certifies that the Loan Documents are in full force and effect and are valid and enforceable obligations and agreements of Mortgagor and in accordance with the terms and provisions thereof, and that there are no existing claims, defenses, and rights of set off that Mortgagor may have against Mortgagee or which may affect the enforceability by the Mortgagee of its security and its rights and remedies under the Note and the Loan Documents.

4. The Borrower and Mortgagor hereby reaffirm the Mortgage and Note as modified herein.

5. Borrower, Mortgagor and Mortgagee agree that the terms set forth in this Mortgage Modification do not represent a novation, and the terms of this Mortgage Modification do not affect the priority of the Mortgage. The Note, Mortgage and the Loan Documents remain fully binding upon and valid and enforceable against Borrower and Mortgagor.

6. All other terms and conditions of the Note and Mortgage shall remain unchanged.

IN WITNESS WHEREOF, Mortgagor has executed this Note and Mortgage Modification.

MORTGAGOR/BORROWER:

CITY NATIONAL BANK OF FLORIDA EXECUTES THIS INSTRUMENT SOLELY AS TRUSTEE UNDER LAND TRUST NO 2400-3471 AND NOT INDIVIDUALLY AND NO PERSONAL JUDGMENT OR DECREE SHALL EVER BE SOUGHT OR OBTAINED AGAINST THE SAID BANK BY REASON OF THIS INSTRUMENT.

CITY NATIONAL BANK OF FLORIDA, a a Florida banking corporation as Trustee under its Land Trust #5003471, dated January 1, 1979

By: [signature]
Print Name: Douglas J. Helsper
Title: 1st Vice President

STATE OF FLORIDA)
COUNTY OF PALM BEACH)

The foregoing instrument was acknowledged before me this 14 day of October, 2010 by Douglas J. Helsper, as 1st Vice President of **CITY NATIONAL BANK OF FLORIDA, a Florida banking corporation as Trustee under its Land Trust #5003471, dated January 1, 1979**, who is personally known to me or who produced ____________ as identification and who did not take an oath.

WITNESS MY HAND AND OFFICIAL SEAL OF OFFICE.

[signature]
Notary Public
Printed Name: Mayra A. Espinola
Commission Expires: ____________

MAYRA A. ESPINOLA
Notary Public - State of Florida
My Comm. Expires Oct 28, 2013
Commission # DD 903796
Bonded Through National Notary Assn.

F:\WORDDOC\Mae\Closing Docs\SLC Files\S09-909\Sixth Modification\Modification Agreement.DOC

BORROWER:	**MORTGAGOR/BORROWER:**
FLORIDA GAMING CORPORATION, a Delaware corporation	**FLORIDA GAMING CENTERS, INC., a Florida corporation**
By ______________________	By: ______________________
W. BENNETT COLLETT, CEO	**W. BENNETT COLLETT, CEO**

STATE OF FLORIDA)
) ss.:
COUNTY OF PALM BEACH)

The foregoing instrument was acknowledged before me this ____ day of ____________, 2010 by **W. BENNETT COLLETT, as CEO** of **FLORIDA GAMING CENTERS, INC., a Florida corporation and FLORIDA GAMING CORPORATION, a Delaware corporation,** who is personally known to me or who produced ____________________ as identification and who did not take an oath.

WITNESS MY HAND AND OFFICIAL SEAL OF OFFICE.

____
Notary Public
Printed Name: ______________
Commission Expires: __________

F:\WORDDOC\Mae\Closing Docs\SLC Files\S09-909\Sixth Modification\Modification Agreement.DOC